SUMMARY PROSPECTUS	December 28, 2012
AlphaMark Small Cap Growth Fund (AMSCX)	a series of the AlphaMark Investment Trust
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.alphamarkfunds.com. You can also get this information at no cost by calling (866) 420-3350 or by sending an email request to fundinfo@ultimusllc.com. The current Prospectus and SAI, dated December 28, 2012, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The AlphaMark Small Cap Growth Fund (the “Small Cap Growth Fund”) seeks long-term growth of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Growth Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (on shares redeemed within 60 days of purchase)	1.5%
Exchange Fee	None
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.82%
Total Annual Fund Operating Expenses	2.07%
Less: Management Fee Reductions	0.57%(1)
Total Annual Fund Operating Expenses after Management Fee Reductions	1.50%

(1) The Advisor has contractually agreed, until December 31, 2013, to reduce Management Fees and to absorb Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) to an amount not exceeding 1.50% of the Fund’s average daily net assets. Management Fee reductions and Other Expenses absorbed by the Advisor are subject to repayment by the Fund for a period of 3 years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) to exceed the foregoing expense limitation. This arrangement may be terminated by either party upon 60 days’ prior written notice, provided, however, that (1) the Advisor may not terminate this arrangement without the approval of the Board of Trustees, and (2) this arrangement will terminate automatically if the Advisor ceases to serve as investment adviser of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Small Cap Growth Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and takes into account the Advisor’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level until December 31, 2013. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 153	$ 594	$1,061	$2,355

Portfolio Turnover

The Small Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in a portfolio of domestic common stocks of small cap companies. The Advisor defines “small cap” companies as companies with a total market capitalization between $150 million and $2 billion at the time of purchase. It is anticipated that the average weighted market capitalization of the investments held by the Small Cap Growth Fund will fluctuate based on the Advisor’s assessment of market risk. The Advisor expects to maintain a higher average weighted market capitalization for the Small Cap Growth Fund during periods perceived to be high risk and a lower average weighted market capitalization during periods perceived to be less risky. The Small Cap Growth Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single company than diversified funds.

The Advisor’s investment philosophy is grounded by an appreciation of risk. The Advisor believes that it is possible to identify growing companies by trends in past and forecasted revenues and earnings. However, it is important to select only those companies that have a sustainable business model through various economic conditions. A sustainable business model is one that is focused on organic growth supplemented by acquisitions and capital investment. A strong business model creates shareholder wealth, as measured by the return on equity that a company produces. A company that produces a reliable stream of cash from operating activities can succeed in economically challenging times.

The Advisor seeks to invest in companies with a proven history of consistent growth, sustainable earnings momentum and the ability to produce a reliable stream of cash flow during all economic cycles. The Advisor uses a “bottom-up” internal stock screening process designed to identify companies that produce reliable cash flow streams and are priced at a level that provides for growth opportunity. An assessment of secular trends in the markets and the economy will exert some influence on the economic sector weightings of the Small Cap Growth Fund’s portfolio.

For the Small Cap Growth Fund, this screening process narrows the small cap growth universe to approximately 150 stocks. These companies are then subjected to further fundamental analysis, including the following:

•	Market return on equity

•	Sufficiency of cash flow to cover capital spending

•	Operating margin relative to price/sales

•	Financial statement review, focusing on true net equity value

•	Enterprise value review and management review, including factors such as insider trading, stock option distribution and share buy backs

It is anticipated that, under normal circumstances, there will be between 20 to 30 stocks in the portfolio of the Small Cap Growth Fund. Position sizes of the Fund’s holdings are continuously monitored.

The portion of the Small Cap Growth Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular sector is affected by valuation considerations and other investment characteristics of that sector. As a result, the Small Cap Growth Fund’s investment in various sectors generally will change over time, and a significant allocation to any particular sector does not necessarily represent a continuing investment policy or investment strategy to invest in that sector.

Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Small Cap Fund. An ETF is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The Small Cap Fund will use ETFs primarily when it receives a large inflow of cash through shareholder purchases to gain prompt exposure to the markets. Over time the Advisor will sell the ETF positions in favor of individual stock holdings. The Advisor believes ETFs offer the Small Cap Fund an efficient way to gain prompt exposure to the small cap markets while the Advisor strategically selects small cap companies for the Fund. When the Small Cap Fund invests in ETFs, the Fund will in effect pay a management fee on the assets invested in the ETF in addition to the operating expenses of the Small Cap Fund. The Small Cap Fund will not invest (measured at the time of purchase) more than 20% of its net assets in shares of ETFs.

The Small Cap Growth Fund may invest up to 20% of its net assets in foreign securities when, in the Advisor’s opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective.

The Advisor will sell a security from the Small Cap Growth Fund’s portfolio under one or more of the following circumstances:

•	A material change in the company’s structure or management;

•	A material change in the industry or economic factors affecting that industry;

•	A position has grown to an unacceptable weight;

•	Earnings momentum has decreased from previous estimates; or

•	The security’s price has become overvalued by 20% or more based on the Advisor’s proprietary cash flow models.

PRINCIPAL RISKS

Stock Market Risk

The return on and value of an investment in the Small Cap Growth Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Advisor. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other circumstances. As a result, the value of your investment in the Small Cap Growth Fund will fluctuate with the market, and you could lose money over short or long term periods.

Capitalization Risk

Small cap companies often involve higher risks than large cap companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of small cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small cap companies may be subject to greater price fluctuations. Small cap companies also may not be widely followed by investors, which can lower the demand for their stock.

Foreign Investment Risk

Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, and nationalization of companies or industries. In addition, the dividends payable on certain of the Small Cap Growth Fund’s foreign securities may be subject to foreign withholding taxes.

Investment Style and Management Risk

The Small Cap Growth Fund’s method of security selection may not be successful and the Fund may underperform relative to other mutual funds that employ similar investment strategies. The Fund’s growth style may go out of favor with investors, negatively impacting performance. In addition, the Advisor’s screening process may select investments that fail to appreciate as anticipated.

Sector Risk

At times when the Small Cap Growth Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. In addition, this may increase the risk of loss of an investment in the Small Cap Growth Fund and increase the volatility of the Fund’s net asset value per share. As of August 31, 2012, the Small Cap Growth Fund had 37.2% of the value of its net assets invested in stocks within the Information Technology sector. The value of companies within the Information Technology sector may be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

Non-Diversification Risk

The Small Cap Growth Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities, and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political or regulatory occurrence.

Exchange Traded Fund Risk

An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When the Small Cap Growth Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks of investing in the Small Cap Growth Fund by showing the Fund’s performance for each full calendar year over the lifetime of the Fund, and by showing how the Fund’s average annual total returns for the one year and since inception compared with a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. All performance information shown reflects fee reductions and/or expense reimbursements by the Advisor; without such fee reductions and/or expense reimbursements returns would have been lower. Updated performance information, current through the most recent month end, is available by calling 1-866-420-3350.

Annual Total Returns

The 2012 year-to-date total return for the Fund through September 30, 2012 was 5.09%.

During the period shown in the bar chart above, the highest return for a calendar quarter was 20.84% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -20.90% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 Year	Since Inception (October 31, 2008)
AlphaMark Small Cap Growth Fund
Return Before Taxes	-2.11%	14.12%
Return After Taxes on Distributions	-3.63%	13.37%
Return After Taxes on Distributions and Sale of Fund Shares	0.22%	12.17%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	-2.91%	15.12%

MANAGEMENT OF THE FUND

AlphaMark Advisors, LLC (the “Advisor”)

Portfolio Manager

Michael L. Simon, President and Chief Investment Officer of the Advisor, is primarily responsible for the day-to-day management of the Fund’s portfolio and has acted in this capacity since the Fund’s inception in October 2008.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$1,000 (except $500 for IRAs or gift to minors accounts)

Minimum Subsequent Investments

$100

General Information

You may purchase, exchange or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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